SUB-ITEM 77Q(1):  EXHIBITS

MONEY MARKET OBLIGATIONS TRUST
Amendment No. 37
to the
Amended & Restated
DECLARATION OF TRUST

Dated October 6, 1989


THIS Declaration of
Trust is amended as
follows:

	Strike the first
paragraph of Section 5
of Article III from
the Declaration of
Trust and
substitute in its
place the following:

      Section 5.
Establishment and
Designation of Series
or Class. Without
limiting the
authority of the
Trustees set forth
in Article XII,
Section 8, inter
alia, to establish
and designate
any additional
series or class
or to modify the
rights and preferences
of any existing Series or
Class, the initial
series and classes
shall be, and are
established and
designated as:

Federated Alabama
Municipal Cash Trust
Federated Automated
Cash Management Trust
Cash II Shares
Class R Shares
Service Shares
Federated Automated
Government Cash Reserves
Service Shares
Federated Automated
Government Money Trust
Federated California
Municipal Cash Trust
Capital Shares
Cash II Shares
Cash Series Shares
Institutional Shares
Service Shares
Federated Capital
Reserves Fund
Federated Connecticut
 Municipal Cash Trust
Cash Series Shares
Service Shares
Federated Florida
 Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Federated Georgia
Municipal Cash Trust
Federated Government
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Government
Obligations Tax Managed Fund
Institutional Shares
Service Shares
Federated Government
Reserves Fund
Federated Liberty
U.S. Government
Money Market Trust
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Federated Massachusetts
Municipal Cash Trust
Cash Series Shares
Service Shares
Federated Master Trust
Federated Michigan
Municipal Cash Trust
Institutional Shares
Service Shares
Federated Minnesota
Municipal Cash Trust
Cash Series Shares
Institutional Shares
Federated Money
Market Management
Eagle Shares
Premier Shares
Federated Municipal
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Municipal Trust
Federated New Jersey
Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Federated New York
Municipal Cash Trust
Cash II Shares
Cash Series Shares
Institutional Shares
Service Shares
Federated North Carolina
Municipal Cash Trust
Federated Ohio Municipal
Cash Trust
Cash II Shares
Institutional Shares
Service Shares
Federated Pennsylvania
Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Federated Prime
Cash Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Prime
Management Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Prime
Obligations Fund
Institutional Shares
Service Shares
Trust Shares
Federated Prime
Value Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Federated Tax-Free
Obligations Fund
Institutional Shares
Service Shares
Federated Tax-Free Trust
Federated Treasury
Obligations Fund
Capital Shares
Institutional Shares
Service Shares
Trust Shares
Federated Trust for
U.S. Treasury Obligations
Federated U.S. Treasury
Cash Reserves
Institutional Shares
Service Shares
Federated Virginia
Municipal Cash Trust
Cash Series Shares
Institutional Shares
Service Shares
Tax-Free Money Market Fund
Investment Shares
Service Shares



The undersigned,
President, hereby
certifies that the
above-stated Amendment
is a true
and correct Amendment
to the Declaration
of Trust, as adopted
by the Board of Trustees
at a
meeting on
the 13th day
of May, 2011,
to become effective
 on September 30, 2011.

WITNESS the due
execution hereof
this 23rd day
of August, 2011.


/s/ J.
Christopher
Donahue
J. Christopher
Donahue
President